                                                                   EXHIBIT 10.42

                       CUSTODIAL AGREEMENT ACKNOWLEDGMENT
                       ----------------------------------

          This CUSTODIAL AGREEMENT ACKNOWLEDGMENT (this "Agreement") is entered
                                                         ---------
into as of August 31, 1995 among Macfor International Finance Company, a Delaware corporation (the "Company"), Bank of America National Trust and Savings
                           -------
Association, a national banking association (the "Custodian") in its capacity as
                                                  ---------
Custodian under the Custodial Agreement (as hereinafter defined), and Bank of America National Trust and Savings Association, as agent (in such capacity, the "Agent") for the several financial institutions (the "Banks") from time to time
 -----                                                -----
party to the Credit Agreement (as hereinafter defined).


                                    RECITALS
                                    --------

          A. The Company and the Custodian have entered into a Custody Agreement dated as of August 14, 1995 (the "Custodial Agreement") pursuant to which, among other things, the Custodian has established the Restricted Custodial Account (as hereinafter defined) on behalf of the Company to hold and maintain certain securities, distributions with respect thereto and other property.

          B.  The Agent and the Banks have entered into a Credit Agreement dated as of March 31, 1995 with McKesson Corporation (the owner of 100% of the stock of the Company) ("McKesson"), Medis Health and Pharmaceutical Services Inc. ("Medis"), Chemical Bank, as Co-Agent, and Bank of America Canada, as Canadian Administrative Agent, as amended by that certain First Amendment to Credit Agreement dated as of August 31, 1995 (as so amended, and as further amended, restated, extended, renewed or supplemented from time to time, the "Credit Agreement"), pursuant to which the Banks have made certain commitments,
 ----------------
subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to McKesson and Medis.

          C. Pursuant to the terms of the Credit Agreement the Company and the Agent have entered into a Pledge and Security Agreement dated as of August 31, 1995 (the "Pledge Agreement") pursuant to which the Company has granted a
               ----------------
security interest in favor of the Agent in the Collateral (as defined in the Pledge Agreement), including, without limitation, the Restricted Custodial Account and the securities and other property therein.

          D. The Agent has required that the Company and the Custodian enter into this Agreement to, among other things, set forth the terms on which the Custodian shall operate the Restricted Custodial Account and hold the Collateral.

          NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

                                 ARTICLE I

                           DEFINITIONS AND REFERENCES
                           --------------------------

          1.01  General Definitions.  All capitalized terms used in this
                -------------------
Agreement (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Pledge Agreement. As used in this Agreement, the following terms shall have the following meanings:

     "Business Day" means any day other than a Saturday, Sunday or other day on
      ------------
which commercial banks in New York City or San Francisco are authorized or required by law to close.

     "CFR" means the United States Code of Federal Regulations, as from time to
      ---
time amended.

     "Investments" means those investments, if any, made by the Custodian upon
      -----------
direction from the Company or the Agent, as the case may be, with amounts on deposit in the Restricted Custodial Account pursuant to Article III.

     "Person" means an individual, partnership, corporation, business trust,
      ------
joint stock company, trust, unincorporated association, or governmental authority.

     "U.S. Government Securities" means securities issued or directly and
      --------------------------
unconditionally guaranteed as to interest and principal by the United States Government or its agencies identified specifically by type on Schedule A, as
                                                              ----------
supplemented from time to time in accordance with subsection 3.01(f).

     1.02  Other Interpretive Provisions.  (a) The meanings of defined terms are
           -----------------------------
equally applicable to the singular and plural forms of the defined terms.

          (b) The words "hereof", "herein", "hereunder" and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and subsection, Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

          (c)  (i)   The term "documents" includes any and all instruments,
documents, agreements, certificates, indentures, notices and other writings, however evidenced.

               (ii) The term "including" is not limiting and means "including without limitation."

               (iii) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding", and the word "through" means "to and including."

          (d) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of this Agreement, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

          (e) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

          (f) This Agreement is the result of negotiations among and have been reviewed by counsel to the Agent, the Company and the Custodian and is the product of all parties. Accordingly, it shall not be construed against the Banks or the Agent merely because of the Agent's or Banks' involvement in its preparation.


                                   ARTICLE II

                   OPERATION OF RESTRICTED CUSTODIAL ACCOUNT
                   -----------------------------------------

     2.01  Restricted Custodial Account.  The Company hereby authorizes and
           ----------------------------
directs the Custodian to maintain at its office at 1455 Market Street, San Francisco, CA 94103, as a restricted account in the name of the Company but pledged to and under the dominion and control of the Agent as provided herein, an investment account designated as Account No. 197427561 (Ref: "Macfor International Finance Collateral Account") (the "Restricted Custodial Account").

     2.02  Operation of Restricted Custodial Account.  (a) The Restricted
           -----------------------------------------
Custodial Account shall be operated, and all Investments shall be purchased and registered or held (as applicable), in accordance with the terms of the Custodial Agreement except as specifically set forth in this Agreement.

          (b) Anything contained herein to the contrary notwithstanding, the Restricted Custodial Account shall be subject to such applicable laws, and such applicable regulations of the Board of Governors of the Federal Reserve System and of any other appropriate banking or governmental authority, as may now or hereafter be in effect.

          (c) The Custodian shall send the Agent and the Company written account statements with respect to the Restricted Custodial Account upon the written request of the Agent.

          (d) The obligations and liabilities of the Company and the Custodian with respect to the Restricted Custodial Account shall be governed by the Custodial Agreement, except as specifically provided otherwise in this Agreement.


                                  ARTICLE III

                        PERMITTED INVESTMENTS OF AMOUNTS
                      IN THE RESTRICTED CUSTODIAL ACCOUNT
                      -----------------------------------

     3.01 Permitted Investments.  (a) Cash held by the Custodian in the
          ---------------------
Restricted Custodial Account shall not be (i) invested or reinvested or (ii) transferred from the Restricted Custodial Account, in either case except as provided in this Article III.

          (b) So long as the Custodian shall not have received written notice from the Agent suspending the Company's right to direct the investment of funds on deposit in the Restricted Custodial Account, the Custodian shall, in accordance with the Company's instructions with respect to the purchase and sale of Investments, given to the Custodian from time to time in accordance with the Custodial Agreement, make such purchase or sale of Investments, in the Custodian's name and as custodian under this Agreement and the Custodial Agreement. If the Custodian has received notice from the Agent suspending the Company's right to direct such investments under this subsection 3.01(b), such suspension of the Company's rights may be reversed by a subsequent written notice by the Agent to the Custodian to that effect.

          (c) Promptly upon the purchase of any Investment, the Custodian shall take all steps that it customarily takes in the ordinary course of its business to ensure that such Investment is transferred on its books to the Company, subject to a first priority security interest in favor of the Agent, and to ensure that such Investment is held in the Restricted Custodial Account. Without limiting the generality of the foregoing, the Custodian shall promptly identify in its records, by book entry or otherwise, that the Restricted Custodial Account and any Investments therein belong to the Company, subject to a first priority security interest in favor of the Agent.

          (d) Anything contained herein or in the Custodial Agreement to the contrary notwithstanding, the Custodian shall, if and as directed in writing by the Agent, (i) transfer any or all of the Collateral constituting cash to an account designated by the Agent or transfer any or all of the Collateral to an account established in the Agent's name (whether at the Agent or the Custodian or otherwise), (ii) otherwise deal with the Collateral as directed by the Agent in writing; provided, that, as between the Agent and the Company, the terms of the Pledge Agreement shall control such directions of the Agent.

          (e) Subject to Section 3.01(d), any interest, cash dividends or other cash distributions received in respect of any Investments (other than proceeds from the sale of an Investment) shall be promptly transferred in accordance with the provisions of the Custodial Agreement or to an account designated by the Company. Any distribution of property other than cash in respect of any Investment shall be held in the Restricted Custodial Account and the net proceeds of any sale or payment of any Investments shall be held in the Restricted Custodial Account pending investment subject to the Company's rights under Section 3.06 of the Pledge Agreement.

          (f) The Company and the Agent may, from time to time, supplement Schedule A by written instructions signed by both of them. The Agent may
----------
condition its execution of such written instructions upon receiving such opinions of counsel with respect to perfection of its security interest in investments named in such supplement as it may require.

          (g) Custodian shall hold all Investments in U.S. Government Securities directly or through a Federal Reserve Bank of the United States.

     3.02  Transfer of Collateral.  In the event that the Company delivers a
           ----------------------
notice to release Designated Collateral pursuant to Section 3.05 of the Pledge Agreement and the Custodian shall not have received a notice from the Agent suspending the Company's right to release Collateral as provided in Section 3.05(b) of the Pledge Agreement by 9:00 a.m. (San Francisco time) on the date specified for the release of the Designated Collateral in the Company's notice, the Custodian shall be entitled to transfer Collateral designated by the Company from the Restricted Custodial Account in accordance with the Company's written instructions.


                                   ARTICLE IV

               VALUATION OF COLLATERAL; REPORTS BY THE CUSTODIAN
               -------------------------------------------------

     4.01  Valuation of Collateral.  The Custodian shall determine the Market
           -----------------------
Value of all Eligible Collateral and deliver Valuation Reports to the Agent as provided in Section 3.04 of the Pledge Agreement. The Company and the Agent each acknowledge that the Custodian employs one or more nationally recognized pricing services, financial periodicals and publications to ascribe market values to some or all of the Collateral. The Company and the Agent each acknowledge that these ascribed values may not equal the actual market value of the Collateral and that neither the Custodian nor any vendor from whom the Custodian receives pricing information, guarantees their accuracy.

                                   ARTICLE V

                      ACKNOWLEDGEMENT OF SECURITY INTEREST
                      IN FAVOR OF AGENT; WAIVER OF SET-OFF
                      ------------------------------------

          (a) The Custodian hereby confirms that it has received a copy of the Pledge Agreement and acknowledges the security interest granted by the Company in favor of the Agent in the Collateral.

          (b) The Custodian hereby further acknowledges that it holds the Restricted Custodial Account, and all other Collateral registered to or held therein, for the benefit of, and subject to such security interest in favor of, the Agent. The Custodian shall, by book entry or otherwise, identify the Restricted Custodial Account, and all other Collateral registered to or held therein, as being subject to such security interest in favor of the Agent.

          (c) The Company, the Custodian and the Agent hereby agree that in the event any dispute arises with respect to the payment, ownership or right to possession of the Restricted Custodial Account or any other Collateral registered to or held therein, the Custodian shall take such actions and shall refrain from taking such actions with respect thereto as may be directed by the Agent, regardless of the rights of the Company under the Custodial Agreement. This paragraph (c) shall not affect or limit the Company's rights or remedies against the Agent if the Agent directs the Custodian to take any action which the Agent is not entitled to direct or take under the Credit Agreement or the other Loan Documents.

          (d) The Custodian shall not exercise any right of set-off, banker's lien, counterclaim or similar right against any of the Collateral; provided that
                                                                   --------
the Custodian may deduct, from (i) the Collateral, or otherwise from the Restricted Custodial Account, any amount necessary to settle any security transaction related thereto, in accordance with the Custodial Agreement, and
(ii) any payments or cash distributions on or with respect to any Investments, any usual and ordinary transaction and administration fees payable in connection with the administration and operation of the Restricted Custodial Account. Notwithstanding anything herein, in the Credit Agreement, in the Pledge Agreement or any related documents to the contrary, the Agent and the Company hereby agree that the continuing lien and pledge on, and security interest in, the Collateral granted to the Custodian by the Company pursuant to the Custodial Agreement shall be equal to the security interest of the Agent but only to the extent that such lien, pledge and security interest of the Custodian secures the obligations of the Company to the Custodian under the Custodial Agreement and that such lien, pledge and security interest of the Custodian shall be junior to the security interest of the Agent to the extent such lien, pledge and security interest secures obligations of the Company to the

Custodian other than those arising under the Custodial Agreement.


                                   ARTICLE VI

                  EXCULPATION AND INDEMNIFICATION OF CUSTODIAN
                  --------------------------------------------

     6.01 Custodian's Duties.  The Custodian's duties hereunder are only those
          ------------------
specifically provided herein and no implied duties shall be read into this Agreement, and the Custodian shall incur no liability whatsoever for any actions or omissions hereunder except for any such liability arising out of or in connection with the Custodian's gross negligence or willful misconduct. The Custodian shall be fully protected and shall suffer no liability in acting in accordance with any written instructions reasonably believed by it to have been given (a) by the Agent with respect to any aspect of the operation of the Restricted Custodial Account (including any such instructions relating to any investments of any amounts on deposit therein) or (b) by the Company, to the extent provided in Section 3.01, with respect to any investments of any amounts on deposit in the Restricted Custodial Account or in Section 3.02, with respect to the transfer of Collateral. The Custodian shall have no obligation to determine whether or not an Event of Default under the Credit Agreement shall have occurred. The Custodian shall not be liable or deemed to be in default hereunder for any failure or delay in performance of any duty in whole or in part arising out of or caused by circumstances beyond its control including, without limitation, acts of God, interruption, delay in, or loss (partial or complete) of electrical power or of computer (hardware or software) or communication services; act of civil or military authority; sabotage, war or other government action; civil disturbance or riot; strike or other industrial dispute; national emergency; epidemic; flood, earthquake, fire, or other catastrophe; government, judicial, or self-regulatory organization order, rule, or regulation; energy or natural resource difficulty or shortage; and inability to obtain or timely to obtain materials, equipment, or transportation.

     6.02 Indemnification.  The Company agrees to indemnify the Custodian from
          ---------------
and against any and all claims, losses, liabilities and expenses (including reasonable attorneys' fees and expenses and the reasonable allocated charges of internal counsel) in any way relating to, growing out of or resulting from this Agreement or the performance of its obligations hereunder, except to the extent arising out of or in connection with the Custodian's gross negligence or willful misconduct. The Custodian agrees to indemnify the Company, the Agent and the Banks from and against any and all claims, losses, liabilities and expenses (including reasonable attorneys' fees and expenses and the reasonable allocated charges of internal counsel) in any way relating to, growing out of or resulting from any actions taken by the Custodian under this Agreement amounting to gross negligence or willful misconduct of the Custodian or its officers or employees, except for consequential damages caused thereby. The Agent, for itself and on behalf of the Banks, agrees to indemnify the Custodian from and against any and all claims, losses, liabilities and expenses (including reasonable attorneys' fees and expenses and the reasonable allocated charges of internal counsel) in any way relating to, growing out of or resulting from any actions taken by the Agent or its officers or employees under this Agreement or the Pledge Agreement amounting to negligence or willful misconduct, except for consequential damages caused thereby. The Company agrees to release, indemnify and defend against, and each of the Company and the Agent, for itself and on behalf of the Banks, agrees to hold the Custodian harmless against, any risk, loss, claim, liability, demand, damage or expense resulting from and/or related to the ascribed market value of the Collateral, including without limitation, claims made against the Company or the Agent by any third party. The provisions of this Article shall survive termination of this Agreement.


                                  ARTICLE VII

                REPRESENTATIONS AND WARRANTIES BY THE CUSTODIAN
                -----------------------------------------------

     The Custodian hereby represents and warrants to the Company and the Agent as follows:

          (a) The Custodian has all necessary corporate power and authority to enter into and perform this Agreement.

          (b) The execution, delivery and performance of this Agreement by the Custodian have been duly authorized by all necessary corporate action on the part of the Custodian. This Agreement constitutes the valid, legal and binding agreement of the Custodian, enforceable in accordance with its terms.

          (c) The Custodian is (i) a national banking association and (ii) eligible to maintain custodial book entry accounts with a Federal Reserve Bank under Sections 306.115 through 306.122 of Title 31 of the CFR. In the ordinary course of its business, the Custodian accepts for deposit items similar to the Eligible Investments as a service for its customers, and maintains securities accounts in the names of such customers reflecting ownership of or interests in such items. The Custodian is a "financial intermediary" (as that term is defined in Section 8-313 of the Uniform Commercial Code as in effect in the State of California) and is acting in such capacity for purposes of this Agreement.

          (d) At the time any Collateral is valued in any Valuation Report, the Custodian's Custody Unit located at the address set forth in Section 10.05(b) will not have received, acknowledged or accepted any notice, order, registration or other document which purports to constitute any pledge, claim, security interest, lien, encumbrance or adverse claim of any kind with respect to such Collateral, other than the pledge and security interest in favor of the Agent pursuant to the Pledge Agreement, or been served with legal process with respect to such Collateral. The Custodian has not sold, transferred, assigned, pledged or granted, and after the date hereof the Custodian will not, except as specified in Article III, paragraph (d) of Article V or subsection 9.03(d), sell, transfer, assign, pledge or grant a security interest in, the Collateral, or any part thereof, to any Person, including the Federal Reserve Bank of New York, any other Federal Reserve Bank, the United States Treasury or any other transferee or pledgee eligible to maintain a book-entry account in its name with a Federal Reserve Bank.


                                  ARTICLE VIII

                                  TERMINATION
                                  -----------

          This Agreement shall terminate, and all rights to the Restricted Custodial Account and all other Collateral registered to or held therein shall revert to the Company, upon the Custodian's receipt of written notice, signed by an authorized officer of the Agent, that the Pledge Agreement has terminated.


                                   ARTICLE IX

                    RESIGNATION AND REMOVAL OF THE CUSTODIAN
                    ----------------------------------------

     9.01 Removal.  The Custodian may be removed at any time by written notice
          -------
given by the Agent to the Custodian and the Company, but such removal shall not become effective until a successor Custodian shall have been appointed in accordance with Section 9.03 and shall have accepted such appointment in writing.

     9.02 Resignation.  The Custodian may resign at any time by giving not less
          -----------
than thirty days' written notice to the Agent and the Company, but such resignation shall not become effective until a successor Custodian shall have been appointed in accordance with Section 9.03 and shall have accepted such appointment in writing. If an instrument of acceptance by a successor Custodian shall not have been delivered to the resigning Custodian within thirty days after the giving of any such notice of resignation, the resigning Custodian may, at the expense of the Company, petition any court of competent jurisdiction for the appointment of a successor Custodian.

     9.03      Successor Custodian.  (a)  If the Custodian resigns or is removed
               -------------------
hereunder or becomes incapable of acting or is adjudged a bankrupt or insolvent, or if a receiver, liquidator or conservator of the Custodian, or of its property, shall be appointed, or if any public officer shall take charge or control of the Custodian, or of its property or affairs, the Company may appoint an Approved Custodian as successor hereunder or, with the consent of the Agent and Majority Banks, may appoint another entity complying with Section 9.03(b) as successor hereunder.

          (b) Any Custodian appointed under the provisions of Section 9.03(a) in succession to the Custodian shall be either (i) an Approved Custodian or (ii) a bank or trust company or banking association in good standing having capital stock and surplus aggregating at least $1,000,000,000, which, in the case of either (i) or (ii), shall be authorized by law to perform all the duties imposed upon it by this Agreement and able to make the representations contained in subsections (a), (b) and (c) of Article VII.

          (c) Any company into which the Custodian may be merged or converted or with which it may be consolidated or any company resulting from any merger, conversion or consolidation to which it shall be a party, or any company to which the Custodian may sell or transfer all or substantially all of its custody business shall be the successor to the Custodian hereunder without the execution or filing of any paper or the performance of any further act, if and only if such company shall be either (i) an Approved Custodian or (ii) a bank or trust company or banking association in good standing having capital stock and surplus aggregating at least $1,000,000,000, which, in the case of either (i) or (ii), shall be authorized by law to perform all the duties imposed upon it by this Agreement and able to make the representations contained in clauses (a), (b) and
(c) of Article VII.

          (d) Upon the appointment of a successor Custodian and its acceptance of such appointment and upon payment of all Obligations (as defined in the Custodial Agreement) and all fees and expenses owed to the Custodian hereunder, the resigning or removed Custodian shall transfer all items of Collateral held by it to such successor (which items of Collateral shall be deposited in a new Restricted Custodial Account established and maintained by such successor) and the original Custodian shall deliver a certificate in the form of Exhibit A with
                                                                  ---------
respect to all Collateral so transferred. Following such appointment all references herein to the Custodian shall be deemed a reference to such successor; provided that the provisions of Article VI hereof and of Section 8 of
           --------
the Custodial Agreement shall continue to inure to the benefit of the resigning or removed Custodian with respect to any actions taken or omitted to be taken by it under this Agreement while it was the Custodian hereunder.

                                  ARTICLE X

                                 MISCELLANEOUS
                                 -------------

     10.01  Amendments; Conflicts With Custodial Agreement.  No amendment or
            ----------------------------------------------
waiver of any provision of this Agreement or the Custodial Agreement and no consent with respect to any departure by the Company or the Custodian therefrom, shall be effective unless the same shall be in writing and signed by the Agent, the Company, and the Custodian, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. In the event of a conflict between the terms of this Agreement and the terms of the Custodial Agreement, the terms of this Agreement shall prevail.

     10.02  Successors and Assigns.  The provisions of this Agreement shall be
            ----------------------
binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that neither the Company nor the Custodian (except as provided in Section 9.03(c)) may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each of the other parties hereto.

     10.03  Governing Law.  (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND
            -------------
CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAWS, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND TO THE EXTENT THE VALIDITY OR PERFECTION OF THE LIENS HEREUNDER IN RESPECT OF ANY COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN CALIFORNIA.

          (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE COMPANY, THE AGENT (FOR ITSELF AND ON BEHALF OF THE BANKS) AND THE CUSTODIAN CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE COMPANY, THE AGENT (FOR ITSELF AND ON BEHALF OF THE BANKS) AND THE CUSTODIAN IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE
           --------------------
BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. THE COMPANY, THE AGENT (FOR ITSELF AND ON BEHALF OF THE BANKS) AND THE CUSTODIAN EACH WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY CALIFORNIA LAW.

     10.04  Waiver of Jury Trial.  THE COMPANY, THE AGENT (FOR ITSELF AND ON
            --------------------
BEHALF OF THE BANKS) AND THE CUSTODIAN EACH WAIVES THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN

ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE COMPANY, THE AGENT (FOR ITSELF AND ON BEHALF OF THE BANKS) AND THE CUSTODIAN EACH AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

     10.05  Notices; Written Instructions.
            -----------------------------

          (a) All written instructions, notices, requests and other communications shall be in writing (including, unless the context expressly otherwise provides, by facsimile transmission, provided that any matter transmitted by facsimile shall be followed promptly by delivery of a hard copy original thereof) and mailed, faxed or delivered, to the address or facsimile number specified for notices below; or to such other address as shall be designated by any party in a written notice to the other parties.

          (b) All such notices, requests and communications shall, when transmitted by overnight delivery, or faxed, be effective when delivered for overnight (next-day) delivery, or transmitted in legible form by facsimile machine, respectively, or if mailed, upon the third Business Day after the date deposited into the U.S. mail, or if delivered, upon delivery.

          Address of the Agent:
          --------------------

          Bank of America National Trust and
          Savings Association
          1455 Market Street, 12th Floor
          San Francisco, CA 94103
          Attention:    Ivo Bakovic
                    Vice President
                    Agency Management Services #5596
          Facsimile Number:  (415) 622-4894

          Address of the Company:
          ----------------------

          Macfor International Finance Company
          c/o McKesson Corporation
          One Post Street
          San Francisco, CA 94104
          Attention:  Alan Pearce

          Facsimile:  (415) 983-8464

          Address of the Custodian:
          ------------------------

          Bank of America National Trust and
            Savings Association
          1455 Market Street, 16th Floor
          San Francisco, CA 94103

          Attention:  Rick Hawkins

          Facsimile:  (415) 622-5167

     10.06  Counterparts.  This Agreement may be executed in any number of
            ------------
separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

     10.07  No Waiver; Cumulative Remedies.  No failure to exercise and no delay
            ------------------------------
in exercising, on the part of the Agent, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies of the parties provided herein are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law.

     10.08  Severability.  The illegality or unenforceability of any provision
            ------------
of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

     10.09  No Third Parties Benefited.  This Agreement is made and entered into
            --------------------------
for the sole protection and legal benefit of the Custodian, the Company, the Agent, and the Banks for which the Agent acts as the Agent, and their permitted successors and assigns, and no other Person shall be a direct or indirect beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement.

     10.10  Entire Agreement.  This Agreement embodies the entire agreement and
            ----------------
understanding among the Custodian, on one hand, and the Company and the Agent, on the other, and supersedes all prior or contemporaneous agreements and understandings of such parties, verbal or written, relating to the subject matter hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the day and year first above written.

The Company:             MACFOR INTERNATIONAL FINANCE COMPANY


                         By:________________________________
                         Its:_______________________________


The Agent:               BANK OF AMERICA NATIONAL TRUST
                         AND SAVINGS ASSOCIATION,
                         as Agent


                         By:________________________________
                         Its:_______________________________


The Custodian:           BANK OF AMERICA NATIONAL TRUST
                         AND SAVINGS ASSOCIATION


                         By:________________________________
                         Its:_______________________________


                         By:________________________________
                         Its:_______________________________

                                   Schedule A
                                   ----------

U.S. GOVERNMENT SECURITIES
--------------------------

United States Treasury Bills
United States Treasury Bonds
United States Treasury Notes

                                                                       EXHIBIT A


RE:  ____________ Restricted Custodial Account


                  CERTIFICATION OF THE CUSTODIAN UPON TRANSFER

     Reference is made to the Custodial Agreement Acknowledgment dated as of August 31, 1995 (the "Agreement") among Macfor International Finance Company (the "Company"), Bank of America National Trust and Savings Association (the "Custodian") and Bank of America National Trust and Savings Association, as Agent ("Agent"). Terms which are defined in the Agreement are used herein with the meanings given them in the Agreement.

     Pursuant to the terms of the Agreement, the Custodian hereby represents and warrants to the Agent that:

     (a) The person signing this instrument on behalf of the Custodian is the duly elected, qualified and acting officer of the Custodian as indicated below such officer's signature hereto, having all necessary authority to act for the Custodian in making the certification herein contained.

     (b) The Collateral described below represents all Collateral contained in the Restricted Custodial Account:

     [Investments to be described here by Issuer, Par Amount, Coupon and Maturity; other Collateral to be described by dollar amount and type]

     (c)  The representations and warranties of the Custodian set forth in
Article VII of the Agreement are true and correct on and as of the date hereof with respect to all Collateral, with the same effect as though such representations and warranties had been made on and as of the date hereof.

     (d) Except to the extent waived in writing by the Agent, the Custodian has performed and complied with all agreements and conditions in the Agreement required to be performed or complied with by the Custodian on or before the date hereof.

     In accordance with the instructions of the Company and the Agent, the Custodian agrees to transfer all Collateral immediately after its execution of this Certificate to account number __________ at [the successor custodian].

     IN WITNESS WHEREOF, this instrument is executed as of ____________________, ________.

                         BANK OF AMERICA NATIONAL TRUST
                         AND SAVINGS ASSOCIATION


                         By:______________________________

                            Name: ________________________

                            Title: _______________________

                                      A-2